EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Erdman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Genesis Microchip Inc. on Form 10-Q for the fiscal quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Genesis Microchip Inc.

By:	/s/ Eric Erdman

Eric Erdman Interim Chief Executive Officer; Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Genesis Microchip Inc. and will be retained by Genesis Microchip Inc. and furnished to the Securities and Exchange Commission or its staff upon request.